UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2020

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, NC 27604
(Address of principal executive offices) (Zip Code)
919-872-4924
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 par value, of Highwoods Properties, Inc.	HIW	New York Stock Exchange

Item 8.01.	Other Events.

Notes Offering

On July 30, 2020, Highwoods Realty Limited Partnership (the “Operating Partnership”) and Highwoods Properties, Inc. (the “Company”) entered into an underwriting agreement with Wells Fargo Securities, LLC, BofA Securities, Inc., Jefferies LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein, relating to a public offering of $400,000,000 aggregate principal amount of the Operating Partnership’s 2.600% Notes due February 1, 2031. The terms of the notes are governed by an indenture, dated as of December 1, 1996, among the Operating Partnership, the Company, and U.S. Bank National Association (as successor in interest to Wachovia Bank, N.A. as merged with and into First Union National Bank of North Carolina), as trustee, and an officers’ certificate to be dated as of August 13, 2020 establishing the terms of the notes.

The notes are being issued pursuant to the Operating Partnership’s automatic shelf registration statement on Form S-3 (Registration No. 333-236249-01), including the related prospectus dated February 4, 2020, and a prospectus supplement dated July 30, 2020, as the same may be amended or supplemented.

The closing of the offering is expected to occur on August 13, 2020.

Tender Offer

On July 30, 2020, the Company announced that the Operating Partnership commenced a tender offer to purchase for cash up to $100,000,000 (the “Tender Cap”) aggregate principal amount of its $300,000,000 outstanding 3.20% Notes due 2021, and on July 30, 2020, the Company announced that it increased the Tender Cap from $100,000,000 to $150,000,000. The tender offer is being made exclusively pursuant to an offer to purchase, dated July 30, 2020, which sets forth the terms and conditions of the tender offer.

Copies of the press releases announcing the tender offer and the increase in the Tender Cap are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

No.    Description

1
Underwriting Agreement, dated July 30, 2020, by and among Highwoods Properties, Inc., Highwoods Realty Limited Partnership, Wells Fargo Securities, LLC, BofA Securities, Inc., Jefferies LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein

99.1	Press release, dated July 30, 2020

99.2	Press release, dated July 30, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: July 31, 2020